© 2024 Chart Industries, Inc. Confidential and Proprietary Second Quarter 2024 Earnings Call August 2, 2024

© 2024 Chart Industries, Inc. Confidential and Proprietary 2 Forward Looking Statements (1/2) CERTAIN STATEMENTS MADE IN THIS INVESTOR PRESENTATION ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING CHART’S BUSINESS PLANS, INCLUDING STATEMENTS REGARDING OBJECTIVES, FUTURE ORDERS, REVENUES, MARGINS, EARNINGS, PERFORMANCE OR OUTLOOK, BUSINESS OR INDUSTRY TRENDS AND OTHER INFORMATION THAT IS NOT HISTORICAL IN NATURE. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY TERMINOLOGY SUCH AS “MAY,” “WILL,” “SHOULD,” “COULD,” “EXPECTS,” “ANTICIPATES,” “BELIEVES,” “PROJECTS,” “FORECASTS,” “INDICATORS”, “OUTLOOK,” “GUIDANCE,” “CONTINUE,” “TARGET,” OR THE NEGATIVE OF SUCH TERMS OR COMPARABLE TERMINOLOGY. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION OR IN OTHER STATEMENTS MADE BY CHART ARE MADE BASED ON MANAGEMENT’S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS IMPACTING CHART AND ARE SUBJECT TO UNCERTAINTIES AND FACTORS RELATING TO CHART’S OPERATIONS AND BUSINESS ENVIRONMENT, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND CHART’S CONTROL, THAT COULD CAUSE CHART’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE MATTERS EXPRESSED OR IMPLIED BY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE CHART’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDE: CHART MAY BE UNABLE TO ACHIEVE THE ANTICIPATED BENEFITS OF RECENT ACQUISITIONS, INCLUDING THE ACQUISITION OF HOWDEN (THE “ACQUISITION”) (INCLUDING WITH RESPECT TO ESTIMATED FUTURE COST AND COMMERCIAL SYNERGIES); REVENUES FOLLOWING THE ACQUISITION MAY BE LOWER THAN EXPECTED; OPERATING COSTS, CUSTOMER LOSSES, AND BUSINESS DISRUPTION (INCLUDING, WITHOUT LIMITATION, DIFFICULTIES IN MAINTAINING RELATIONSHIPS WITH EMPLOYEES, CUSTOMERS AND SUPPLIERS) RESULTING FROM THE ACQUISITION MAY BE GREATER THAN EXPECTED; SLOWER THAN ANTICIPATED GROWTH AND MARKET ACCEPTANCE OF NEW CLEAN ENERGY PRODUCT OFFERINGS; INABILITY TO ACHIEVE EXPECTED PRICING INCREASES OR CONTINUED SUPPLY CHAIN CHALLENGES INCLUDING VOLATILITY IN RAW MATERIALS AND SUPPLY; RISKS RELATING TO REGIONAL CONFLICTS AND UNREST, INCLUDING THE RECENT UNREST IN THE MIDDLE EAST AND THE CONFLICT BETWEEN RUSSIA AND UKRAINE, INCLUDING POTENTIAL ENERGY SHORTAGES IN EUROPE AND ELSEWHERE AND THE OTHER FACTORS DISCUSSED IN ITEM 1A (RISK FACTORS) IN CHART’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC, WHICH SHOULD BE REVIEWED CAREFULLY. CHART UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD- LOOKING STATEMENT.

© 2024 Chart Industries, Inc. Confidential and Proprietary 3 Forward Looking Statements (2/2) THIS PRESENTATION CONTAINS NON-GAAP FINANCIAL INFORMATION, INCLUDING ADJUSTED DILUTED EPS, “NET INCOME, ADJUSTED”, FREE CASH FLOW, FREE CASH FLOW, EBITDA, ADJUSTED EBITDA, ADJUSTED OPERATING INCOME, AND ADJUSTED OPERATING MARGIN. FOR ADDITIONAL INFORMATION REGARDING THE COMPANY'S USE OF NON-GAAP FINANCIAL INFORMATION, AS WELL AS RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE FINANCIAL MEASURES CALCULATED AND PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP"), PLEASE SEE THE RECONCILIATION SLIDES TITLED “ADJUSTED EPS RECONCILIATION”, “PRO FORMA ADJUSTED EPS RECONCILIATION”, “SECOND QUARTER 2024 ADJUSTED EBITDA”, “FREE CASH FLOW RECONCILATION TABLE”,”SEGMENT PRO FORMA RECONCILATION”, AND “Q2 2023 PRO FORMA RECONCILIATION TABLE”, INCLUDED IN, OR IN THE APPENDIX AT THE END OF, THIS PRESENTATION. WITH RESPECT TO THE COMPANY’S 2024 FULL YEAR EARNINGS OUTLOOK. THE COMPANY IS NOT ABLE TO PROVIDE A RECONCILIATION OF THE ADJUSTED EBITDA AND FREE CASH FLOW OUTLOOKS BECAUSE CERTAIN ITEMS MAY HAVE NOT YET OCCURRED OR ARE OUT OF THE COMPANY’S CONTROL AND/OR CANNOT BE REASONABLY PREDICTED. CHART INDUSTRIES, INC. IS A LEADING INDEPENDENT GLOBAL LEADER IN THE DESIGN, ENGINEERING, AND MANUFACTURING OF PROCESS TECHNOLOGIES AND EQUIPMENT FOR GAS AND LIQUID MOLECULE HANDING FOR THE NEXUS OF CLEAN - CLEAN POWER, CLEAN WATER, CLEAN FOOD, AND CLEAN INDUSTRIALS, REGARDLESS OF MOLECULE. THE COMPANY’S UNIQUE PRODUCT AND SOLUTION PORTFOLIO ACROSS STATIONARY AND ROTATING EQUIPMENT IS USED IN EVERY PHASE OF THE LIQUID GAS SUPPLY CHAIN, INCLUDING ENGINEERING, SERVICE AND REPAIR FROM INSTALLATION TO PREVENTIVE MAINTENANCE AND DIGITAL MONITORING. CHART IS A LEADING PROVIDER OF TECHNOLOGY, EQUIPMENT AND SERVICES RELATED TO LIQUEFIED NATURAL GAS, HYDROGEN, BIOGAS AND CO2 CAPTURE AMONGST OTHER APPLICATIONS. CHART IS COMMITTED TO EXCELLENCE IN ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE (ESG) ISSUES BOTH FOR ITS COMPANY AS WELL AS ITS CUSTOMERS. WITH OVER 48 GLOBAL MANUFACTURING LOCATIONS AND 41 SERVICE CENTERS FROM THE UNITED STATES TO ASIA, AUSTRALIA, INDIA, EUROPE AND SOUTH AMERICA, THE COMPANY MAINTAINS ACCOUNTABILITY AND TRANSPARENCY TO ITS TEAM MEMBERS, SUPPLIERS, CUSTOMERS AND COMMUNITIES. TO LEARN MORE, VISIT WWW.CHARTINDUSTRIES.COM .

© 2024 Chart Industries, Inc. Confidential and Proprietary 4 Agenda Q2 2024 Results and Key Drivers 2024 Outlook Medium Term Outlook

Second Quarter 2024 Key Metrics

✓ **Indicates record for any quarter in history;** *All metrics are pro forma[2] y/y unless noted otherwise*

$ millions, except per share amounts Continuing Operations			Q2 2024	Q2 2023[2]	Change
1		Total Orders	$1,164.7	$1,039.2	12.1%
2		Total Orders Ex Big LNG	1,164.7	~839	~40%
3		Book to Bill (Total)	1.12	1.19	++
4	✓	Backlog	4.4B	~3.9B	~13%
5	✓	Sales	1,040.3	875.6	18.8%
6	✓	Reported Gross Profit Margin %	33.8%	30.7%	+310 bps
7	✓	Reported Operating Margin %	16.1%	10.1%	+600bps
8	✓	Adjusted Operating Margin % (1)	21.7%	16.8%	+490 bps
9	✓	Reported Net Income	52.0	(5.6)	++
10	✓	Reported EBITDA (1)	229.6	151.0	52.1%
11	✓	Reported EBITDA % of Sales (1)	22.1%	17.2%	+490 bps
12	✓	Adjusted EBITDA (1)	257.3	187.5	37.2%
13	✓	Adjusted EBITDA % of Sales (1)	24.7%	21.4%	+330 bps
14		Reported Diluted EPS	1.10	(0.12)	++
15		Adjusted Diluted EPS (1)	2.18	0.93	134.4%
16		Net Cash From Operations	116.1	90.9	27.7%
17		Free Cash Flow (1)	88.0	70.0	25.7%

- Orders growth of 12.1%; ex Big LNG, orders grew approximately 40%
- **Record** reported second quarter sales increased 18.8%; 19.7% ex FX
- **Record** reported gross profit margin of 33.8% increased 310 bps
- **Record** adjusted operating income of $225.7 million was a record 21.7% of sales; reported operating income of $167.8 million, at 16.1% of sales
- **Record** adjusted EBITDA of $257.3 million was 24.7% of sales, an increase of 330 bps
- Adjusted EPS of $2.18 includes $0.14 negative impact from the mandatory preferred dividend (which was not included prior), and $0.04 of negative FX impact.

1. *Adjusted operating margin, EBITDA, Adjusted EBITDA, Adjusted EPS, and Free Cash Flow are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income (in the case of EBITDA and Adjusted EBITDA) or cash flow from operations (in the case of Free Cash Flow) in accordance with U.S. GAAP. Reconciliation tables, for these measures is provided in the appendix.*
2. *Pro forma "PF" includes Howden, excluding Roots™, and excludes results of American Fan, Cofimco, and Cryo Diffusion. The pro forma results are included in the appendix.*

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© 2024 Chart Industries, Inc. Confidential and Proprietary 6 Key Takeaways Very strong operational margin1 resulted in multiple all-time record results in the second quarter 2024 • Reported gross margin of 33.8% drove reported operating margin of 16.1% (adjusted 21.7%) • Sales, reported gross profit and gross margin, reported and adjusted operating margin, reported and adjusted EBITDA and associated EBITDA margin were all the highest in our history Demand remains robust across broad-based end markets (+12.1%; + approx. 40% ex Big LNG vs. Q2 2023 PF) • Record orders in China, CCUS, water treatment, metals, infrastructure and lifecycle services (field service) • Data center cooling award in Q2 2024, ~$40M • Commercial pipeline for potential orders in next three years increased to ~$23 billion (from ~$22 billion) Three-year medium-term financial outlook through 2026 reiterated • Targets do not include any Big LNG not already booked in backlog as of 9/30/2023, nor any benefit from U.S. Hydrogen Hubs, nor any benefit from capital deployment (i.e., M&A or share repurchase) • Recent significant capacity capex investments completed or nearing completion; expectations for capex to trend to 2.0-2.5% of sales • 2024 updated outlook based on adverse FX, revenue timing shift and new project orders in Q2 2024 benefitting 2025 and 2026; ahead of plan operational margin benefitting near and medium-term June 30, 2024 net leverage ratio of 3.26X a reduction of 0.82X since the close of Howden • Second quarter 2024 net cash from operating activities of $116.1 million less capex of $28.1 million results in free cash flow of $88.0 million (when excluding long-term, beyond one year, balance sheet account changes this would be $114.7 million which compares to our $175 million Q2 2024 outlook); delta to prior outlook driven by business decisions to support two specific customer needs in second quarter 2024 with cash flows in second half 2024 • Reiterate our target financial target for net leverage of 2.0-2.5X 1. Adjusted operating margin, EBITDA, Adjusted EBITDA, Adjusted EPS, and Free Cash Flow are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income (in the case of EBITDA and Adjusted EBITDA) or cash flow from operations (in the case of Free Cash Flow) in accordance with U.S. GAAP. Reconciliation tables, for these measures is provided in the appendix. 2. Pro forma “PF” includes Howden, excluding Roots , and excludes results of American Fan, Cofimco, and Cryo Diffusion. The pro forma results are included in the appendix. All metrics are pro forma2 y/y unless noted otherwise

Second Quarter 2024 Key Metrics

All metrics are pro forma[2] y/y unless noted otherwise

CHART
Cooler By Design

Orders


+12%
$1,039
$1,122
$1,165
Q2'23
Q1'24
Q2'24

Excluding Big LNG, pro forma orders up approximately 40%

Sales
Historical Record


+19%
$876
$951
$1,040
Q2'23
Q1'24
Q2'24

Every segment increased year-over-year ("Y-O-Y") led by RSL (strong field service) and Specialty Products

Net Cash from Operations


+27%
$91
($90)
$116
Q2'23
Q1'24
Q2'24

Two strategic business decisions to support customers drove the delta vs. Q2 prior outlook

Adjusted EBTIDA[1]
Historical Record


+37%
$188
$212
$257
Q2'23
Q1'24
Q2'24

Higher mix of full solutions and aftermarket growth coupled with Chart Business Excellence ("CBE") productivity and cost synergy realization

1. *Adjusted EBITDA is not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. A reconciliation table for Adjusted EBITDA is provided in the appendix under "Second Quarter 2024 Adjusted EBITDA".*
2. *Pro forma "PF" includes Howden, excluding Roots™, and excludes results of American Fan, Cofimco, and Cryo Diffusion. The pro forma results are included in the appendix.*

© 2024 Chart Industries, Inc. Confidential and Proprietary
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© 2024 Chart Industries, Inc. Confidential and Proprietary 8 Second Quarter 2024 Margin Performance 1. Pro forma “PF” includes Howden, excluding Roots , and excludes results of American Fan, Cofimco, and Cryo Diffusion. The pro forma results are included in the appendix. 2. EBITDA margin is not a measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes EBITDA facilitate useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance. A reconciliation table of EBITDA margin is provided in the attached appendix 30.7% 33.8% Q2'23 Q2'24 Reported 10.1% 16.1%16.8% 21.7% Q2'23 Q2'24 Reported Adjusted 17.2% 22.1%21.4% 24.7% Q2'23 Q2'24 Reported Adjusted Gross Profit Margin Operating Profit Margin EBITDA Margin2 Driven by Solutions Mix, Cost Synergies, and Productivity/CBE All metrics are pro forma1 y/y unless noted otherwise

© 2024 Chart Industries, Inc. Confidential and Proprietary 9 Synergy Update Commercial Synergies Cost Synergies Commercial Synergies $150M Year-1 $350M Year-3 $924M Cost Synergies $175M Year-1 $223M $250M Year-3 Target Executed1 Target Executed1 1 As of 7/31/2024 Note: Howden acquisition closed on March 17, 2023; Year 1 is through 3/17/24; Year 3 is through 3/17/26

Air cooled heat exchangers for data centers Storage tanks for a semiconductor company (near-shoring win) Tuf-Lite IV fans for multiple LNG export facilities LNG regas for industrial customer in EMEA Earthly Labs CCUS for C-Fuels Compressor packages to a Direct Reduction Iron (DRI) application Helium and NRU equipment in N. America Compressors for a renewable hydrogen project Q2 2024 Commercial Wins in Growing End Markets © 2024 Chart Industries, Inc. Confidential and Proprietary 10

Leveraging Technologies Across Markets

Markets

LTM Q2 2024 Orders by Segment

Pie chart is percent of total LTM orders



CTS
HTS
SPC
RSL
CTS HTS SPC RSL

Industrial Gas
Independent Distribution
Network

Installation, Refurbishment, Services & Repair, Preventative Maintenance, Digital Monitoring, Leasing

Big LNG, ssLNG, FLNG, Data Center
Traditional Energy
Energy Recovery

Hydrogen, Helium, CCUS, Water, Space, F&B, Gas by Rail, Nuclear, Marine, Biofuels, HLNG, Mining (electrification)

Mission Critical Equipment

<- Across Traditional Energy to Energy Transition/ Specialty Markets ->

Fans



Air Cooled Heat Exchangers (ACHX)



Compressors



Cold Boxes/ BAHX



Mobile Equipment



YARAPRAXAIR

Cryogenic Bulk Storage Tanks



Supported by our offerings in:

Digital Solutions



Lifecycle Services



Process Technologies



Our Solutions are Molecule and Policy Agnostic

© 2024 Chart Industries, Inc. Confidential and Proprietary
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Data Center / AI-Related Wins and Opportunities

Chart's Products For Data Center Applications

Fans



Air Cooled Heat Exchangers (ACHX)



Compressors



Cold Boxes



Brazed Aluminum Heat Exchangers (BAHX)



Carbon Capture



Digital Solutions



Lifecycle Services



Cryogenic Bulk Storage Tanks



$500 million + opportunity next 3-years

Recent Wins

- ~$40 million data center air cooled heat exchanger (ACHX)

Tuf-Lite IV Fans in Action



Chart Solutions for DC + AI + Increased Energy Demand

- **Cooling and ventilation**
- **Heat and energy recovery**
- **Carbon Capture, Utilization and Storage (CCUS)**
- **Onsite and back-up power**
- **Software solutions**

© 2024 Chart Industries, Inc. Confidential and Proprietary
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Nuclear/ Small Modular Reactor (SMR)

Chart's Products for Nuclear Applications

Fans & Blowers



Cryogenic Equipment



Diaphragm Compressors



Primary Circulators



Water Treatment



Steam Turbine



Reactor Vessels



Heat Exchangers



Screw Compressors



Recent wins in Nuclear/ SMR

- Fans for nuclear application in France and UK
- Helium circulators & Helium refrigeration engineering study

Market Demand

- On-grid coal-fired power replacement
- Industrial hydrogen, steam, power, and heat
- Diesel/ gas replacement for off-grid metals and mining
- District heating fossil-fuel replacement
- Data centers fossil-fuel replacement

Chart Solutions

- Air Conditioning, Cooling, Ventilation, and Filtration
- Heat and Energy Recovery
- Compression
- Helium Circulation and Helium Refrigeration
- Steam and Power Generation
- Water Treatment

© 2024 Chart Industries, Inc. Confidential and Proprietary
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LNG Wins and Opportunities

Orders

Y/Y growth vs. pro forma Q2'23	Q2'24
Total Chart	12.1%
Chart ex Big LNG	~40%
Heat Transfer Systems	(9.4%)
Heat Transfer ex Big LNG	>300%

Q2 2024 Notable LNG Highlights

- Tuf-lite IV fans retrofit for two separate US LNG customers
- Q2 2024 YTD HLNG vehicle tank orders have exceeded the full year 2023 and 2022 orders for this product
- Chart's IPSMR® process technology chosen for Argent LNG's Port Fourchon LNG export facility (order not yet booked)
- Q2 2024 YTD received orders for 80 LNG trailers in China compared to 25 and 15 in 2023 and 2022, respectively

Four Key Pillars of Chart's LNG Offerings

- Big LNG
- Small Scale LNG/ Floating LNG (ssLNG/ FLNG)
- LNG Infrastructure/ End Use Applications
- Aftermarket and Service

LNG Commercial Pipeline

- Big LNG pipeline increased to $9.2 billion and 32 projects (from $8.6 billion and 30 projects at Q1'23)
  - Remains balanced between US & Int'l
  - Several IPSMR® technology selections for projects with orders not yet booked (US & Int'l)
- ssLNG/ FLNG pipeline stable
- Growing aftermarket, service, retrofit pipeline

© 2024 Chart Industries, Inc. Confidential and Proprietary
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RSL: Executing the Aftermarket Strategy

RSL Segment ($M)	Q2 2024	Q2 2023 PF[1]	% Change
Orders	$312.4	$311.0	+0.5%
Sales	360.5	285.6	+26.2%
Gross Margin	49.0%	41.9%	+710 bps

Key Aftermarket Wins in Q2

A. LTSA 3-year service for CNG stations
B. Compressor LTSA in Turkey
C. O&G customer lifecycle service award
D. Singapore compressor retrofit
E. Critical heater parts for power plant in Mexico

Key Aftermarket Statistics (as of 6/30/2024)

- Assets under management (Uptime™, framework agreements, and LTSAs) have increased by 27% since year-end 2023 through the end of Q2 2024
- Multiple synergies achieved and underway including Chart customers in refining, power and gas production facilities engaging with localized aftermarket teams for cooling fans and ACHX

Strong aftermarket start to Q3 2024, including a $10 million African Power Order

[1]*Pro forma "PF" includes Howden, excluding Roots™, and excludes results of American Fan, Cofimco, and Cryo Diffusion. The pro forma results are included in the appendix to the accompanying earnings release.*

© 2024 Chart Industries, Inc. Confidential and Proprietary
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© 2024 Chart Industries, Inc. Confidential and Proprietary 16 Free Cash Flow Drivers 1. Free Cash Flow is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to cash flow from operations in accordance with U.S. GAAP. Management believes that Free Cash Flow facilitates a useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance. A reconciliation is included in the appendix of this presentation. FCF Bridge Q2 2024 $ millions Q2 2024 Net cash provided by operating activities $116.1 Less: Capital expenditures (28.1) Q2 2024 Free Cash Flow (non-GAAP)(1) $88.0 Long-term balance sheet changes not reflective of quarterly operational cash flow ~27 Emergency field service work within Q2 with 2H 2024 payment ~20 Strategic decision to order material ahead of 2H 2024 milestone to meet customers' schedules ~35 Q2 2024 prior Free Cash Flow outlook ~$175

© 2024 Chart Industries, Inc. Confidential and Proprietary 17 Working Capital Management As Reported $0.84B $0.81B $3.6B $4.0B Q2'23 Q2'24 NWC Annualized 1H Sales Q2 '23 Q2 '24 Change Accounts Receivable 787 748 (39) Inventory 675 555 (120) Accounts Payable 719 906 187 Trade Working Capital $742 $397 ($346) Trade Working Capital % of Sales 21% 10% Net Unbilled & Customer Advances 93 414 322 Net Working Capital $835 $811 ($24) Net Working Capital % of Sales 23% 20% NWC % of sales 23% NWC % of sales 20%

© 2024 Chart Industries, Inc. Confidential and Proprietary 18 Agenda Q2 2024 Results and Key Drivers 2024 Outlook Medium Term Outlook

Chart Industries 2024 Outlook

CHART
Cooler By Design®

Guidance Metrics as of August 2, 2024

	Guidance	Comments
Revenue	$4.45 to $4.60 billion	• Backlog conversion • Book & ship business led by aftermarket, service & repair • FX impact estimated to be (1.5%-0.5%)
Adjusted EBITDA[(1)]	$1.08 to $1.15 billion	• Strong margin performance anticipate to continue from volume leverage, cost synergies and higher full solutions mix
Free Cash Flow[(1)]	$400 to $475 million	• Working capital management • Cash milestone payment timing
Adjusted Earnings per Share[(2)] *Updated to include mandatory preferred dividend of ~($0.60)*	$10.75 to $11.75	• Excludes the full year impact of Howden depreciation & amortization related to acquired intangibles and PPE step-up • Interest and deferred financing expense ~$325 million (from ~$315 million) • Effective tax rate of approximately 20% to 21% (from ~20%) • Diluted share count of ~47 million (from 47-48 million) • Includes full year impact of ~($0.60) related to preferred dividend

1. *EBITDA, Adjusted EBITDA, and Free Cash Flow are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP (as is the case with EBITDA and adjusted EBITDA) and cashflows from operations in accordance with U.S. GAAP (as is the case with free cash flow). Management believes that EBITDA, Adjusted EBITDA, and Free Cash Flow facilitate useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance.*
2. *Adjusted diluted EPS is a non-GAAP measure and should not be considered as an alternative to diluted EPS in accordance with U.S. GAAP.*

© 2024 Chart Industries, Inc. Confidential and Proprietary
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2024 H1 to H2 Adjusted EBITDA[1] Bridge


$470M
$18-20
$7-9
$20-25
$63-67
$25-75
$7-14
$610-$680M
H1 24 Actual
Incremental Big LNG
Large Q1'24 Orders Begin Revenue Recognition
Aftermarket Seasonality
Incremental Cost Synergies
H2 Backlog Conversion
Productivity/ CBE
H2 24 Forecast

2024 Adjusted EBITDA Guidance of $1.08 to $1.15 Billion

1. *Adjusted EBITDA is not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that adjusted EBITDA facilitates useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance.*

© 2024 Chart Industries, Inc. Confidential and Proprietary
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© 2024 Chart Industries, Inc. Confidential and Proprietary 21 Agenda Q2 2024 Results and Key Drivers 2024 Outlook Medium Term Outlook

© 2024 Chart Industries, Inc. Confidential and Proprietary 22 Medium-Term Financial Growth Formula Secular Growth Trends Energy Security Energy Access Sustainability Decarbonization Digitization Full Solution Offering Private and Public Spending 1 Does not include Big LNG not in backlog as of 9/30/2023; does not include future benefit from US Hydrogen Hubs and M&A 2 Adjusted diluted EPS is a non-GAAP measure and should not be considered as an alternative to diluted EPS in accordance with U.S. GAAP 3 Free Cash Flow is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to cashflows from operations in accordance with U.S. GAAP. Management believes that Free Cash Flow facilitates useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance. 4 FCF conversion is calculated as FCF/ adjusted net income; 5 ROIC is calculated adjusted after tax operating profit / (total debt + total equity) Mid-teens CAGR Mid-30%’s Mid-40%’s CAGR Organic Revenue 1 Reported Gross Margin Adjusted Diluted Earnings per share 2 95-100%FCF Conversion 3,4 Mid-teens %Return on Invested Capital (ROIC) 5 3-Year Target Key Drivers • Diversified market growth • Backlog conversion • Cost synergy realization • Mix to full solutions and growth in aftermarket • Capital expenditures 2.0-2.5% of sales • Does not include additional Big LNG1, U.S. hydrogen hubs, M&A

Appendix 23© 2024 Chart Industries, Inc. Confidential and Proprietary

© 2024 Chart Industries, Inc. Confidential and Proprietary 24 $787 $748 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Accounts Receivable $675 $555 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Inventory $719 $906 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Accounts Payable $742 $397 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Trade Working Capital Trade Working Capital Management Source of Cash Source of Cash Source of Cash Source of Cash As Reported

© 2024 Chart Industries, Inc. Confidential and Proprietary Strong and Flexible Capital Structure Debt Covenant2: Net Debt / LTM Bank EBITDA(1) 4.08X 3.86X 3.59X 3.35X 3.40X 3.26X 6.0X 6.0X 6.0X 6.0X 6.0X 5.0X 0 1 2 3 4 5 6 7 Q1'23 (Howden close) Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Net Leverage (bank EBITDA) Net Leverage (covenant ceiling) 1. EBITDA is a non-GAAP measure and should not be consulted as an alternative to net income in accordance with U.S. GAAP. 2. Debt covenant leverage ceiling steps down from 6.0x to 5.0x starting April 1, 2024; steps down from 5.0x to 4.5x on April 1, 2025. • Liquidity of $980 million • Long-dated debt maturity profile with majority of debt due after 2029 • Opportunistically repriced TLB for second time in 9 months, resulting in 85bps spread reduction (~$14 million annualized interest savings) • Reiterate our financial policy that until we are within out target net leverage ratio range of 2.0-2.5X, we will not do any additional material cash acquisitions or share repurchases 25

Q2 2024 Segment Commentary © 2024 Chart Industries, Inc. Confidential and Proprietary 26 1. Pro-Forma “PF” includes full year Howden, excluding Roots , and excludes November and December 2022 results of American Fan, Cofimco, and CryoDiffusion. The pro forma results are included in the appendix to the accompanying earnings release. CTS Reported Y-O-Y $159.0 +4.5% $165.5 +12.4% 20.2% +170bps 0.96 HTS Reported Y-O-Y $269.6 (9.4%) + ~40% ex Big-LNG $236.7 +3.4% 25.7% (280bps) 1.14 SPC Reported Y-O-Y $423.7 +48.4% $277.6 +20.8% 29.1% +430bps 1.53 RSL Reported Y-O-Y $312.4 +0.5% $360.5 +26.2% 49.0% +710bps 0.87 All metrics are pro forma1 y/y unless noted otherwise Orders Sales Reported Gross Margin Book-to-Bill

Broad Macro Tailwinds Positively Impacting Chart Industries

REF	Macro Drivers (Not All Inclusive)	Specific Tailwinds	How Chart Plays
A	Global Energy Transition and Access	• Energy security, energy access, and energy/grid stability • Demand and government support for decarbonization	• Equipment and process technology for the production, distribution & storage and end use of a molecule (i.e., LNG, H2) • Efficient equipment and services enabling emissions reduction across multiple industrial processes (e.g., metals, cement)
B	Clean Water Scarcity	• More stringent regulatory environment; i.e., U.S. EPA regulations (April 2024) • Africa, Middle East & Asia facing water scarcity, investment in treatment plants and desalination	• Full solution water treatment offering across multiple containments including arsenic and PFAS • Systems for environment remediation • Compression • Systems for water remineralization
C	Artificial Intelligence, inclusive of data center, battery, energy intensity	• Electrification • Growth in demand for global computing power • Customer demand for decarbonization	• Efficiency and safety solution for mining of critical minerals and electrification metals • Backup power for data center • Full solution carbon capture offering from high to low capture purity
D	Population and Economic Growth combined with Urbanization and Aging Infrastructure	• Rising middle class • Global regulatory environment • Modernization requires molecule economy	• Decarbonization of mobility (e.g., rail, truck, marine) • Supply and demand side equipment and technology for the molecule economy

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© 2024 Chart Industries, Inc. Confidential and Proprietary 28 Chart’s End Market Opportunity Pipeline End Market Chart Standalone June 30, 2022 Prior Quarter March 31, 2024 Current Quarter June 30, 2024 Trend Big LNG • $5.35 billion • 24 projects • 3 int'l projects for potential IPSMR® • $8.76 billion • 30 projects • 15 int'l projects for potential IPSMR® • 1 int'l project selected IPSMR® technology (PO not yet booked) • $9.20 billion • 32 projects • 16 int'l projects for potential IPSMR® • 1 int'l project selected IPSMR® technology (PO not yet booked) ssLNG/FLNG • 276 potential projects in commercial pipeline • 461 potential projects in commercial pipeline • 444 potential projects in commercial pipeline Hydrogen • 512 customers & potential customers • 1,409 customers & potential customers • 1,547 customers & potential customers Carbon Capture • 301 customers & potential customers • $1.3 billion of approximate value of top 30 opportunities in CCUS commercial pipeline • 1,056 customers & potential customers $3.35 billion of approximate value of top 30 opportunities in CCUS commercial pipeline • 1,133 customers & potential customers $3.58 billion of approximate value of top 30 opportunities in CCUS commercial pipeline Water Treatment • 560 customers & potential customers • 977 customers & potential customers • 1,081 customers & potential customers Commercial opportunity pipeline of over $23 billion

© 2024 Chart Industries, Inc. Confidential and Proprietary 29 ESG and Sustainability Update • In the second quarter, Chart joined the United Nations Global Compact, a voluntary leadership platform for the development, implementation, and disclosure of sustainable and socially responsible business practices. • Chart was named a winner of the 2024 Enlightened Growth Leadership Best Practices Award by Frost & Sullivan for the second time. Chart was specifically recognized for our impressive reduction in greenhouse gas emissions against our targets; our growth excellence through strategic inorganic and organic investments; and our technological innovation and continuous improvement which support our mission of providing customers with solutions across the Nexus of Clean - clean power, clean water, clean food, and clean industrials. • In April 2024, Chart published is 5th annual Sustainability Report: https://gtls.io/ESG2023. • Key highlights include: • We reduced our greenhouse gas (GHG) emissions intensity in 2023 by 27% relative to 2022, achieving our goal of reducing GHG emissions intensity 50% by 2030 (relative to a 2020 baseline) seven years ahead of target. • We committed to rebaselining and conducting a double materiality assessment in 2024, at which point we plan to set updated interim targets. • We remain committed to reducing the amount of waste sent to landfill and increasing recycling across our facilities and are evaluating global recycling targets in 2024. • We actively track and monitor our water withdrawals and consumption across our operations and are committed to developing a better understanding of our environmental footprint so that we can make data-driven decisions to reduce our impact. We are evaluating water-related targets and are targeting 100% participation in our global tracking in 2024. • We utilize Sphera CRM and iPoint software to proactively monitor ESG in our supply chain. • We actively participate in the communities where we operate through donations and volunteering; 19.6% of our global team participated in Chart-related volunteering in 2023.

Adjusted EPS Reconciliation Table

CHART
Cooler By Design®

Amounts attributable to Chart common stockholders	Q2 2024 Diluted EPS	Q2 2023 Diluted EPS	Q1 2024 Diluted EPS	YTD June 2024 Diluted EPS
Net income (loss) attributable to Chart Industries, Inc.	58.6	9.1	11.3	69.9
Less: (Loss) income from discontinued operations, net of tax	(0.2)	2.5	(2.2)	(2.4)
Income from continuing operations	58.8	6.6	13.5	72.3
Less: Mandatory convertible preferred stock dividend requirement	6.8	6.9	6.8	13.6
Reported income (loss) from continuing operations attributable to Chart (U.S. GAAP)	52.0	(0.3)	6.7	58.7
Earnings (loss) per common share attributable to Chart Industries, Inc. – continuing operations	1.10	(0.01)	0.14	1.25
Unrealized loss on investments in equity securities and loss from strategic equity method investments (1)	0.05	0.10	0.09	0.14
Deal related and integration costs (2)	0.15	0.16	0.31	0.46
Howden amortization (3)	1.00	0.99	1.00	1.99
Restructuring & related costs (4)	0.09	0.13	0.11	0.20
Other one-time items (5)	0.04	-	-	0.04
Tax effects	(0.25)	(0.33)	(0.31)	(0.56)
Adjusted earnings per common share attributable to Chart Industries, Inc. (non-GAAP)	**$2.18**	**$1.04**	**$1.34**	**$3.52**
Share Count (millions)	*47.25*	*46.45*	*46.73*	*46.99*

1) Includes the mark-to-market of our inorganic investments in McPhy, Stabilis and certain of our minority investments as well as losses from strategic equity method investments. ($2.4, $4.6, and $4.3 for the three months ended June 30, 2024, June 30, 2023 and March 31, 2024, respectively, and $6.7 for the six months ended June 30, 2024.) 2)Includes third party support fees, one time costs due to acquisition and divestiture activities and other integration related costs of $7.4, $7.4 and $14.3 for the three months ended June 30, 2024, June 30, 2023 and March 31, 2024, respectively, and $21.7 for the six months ended June 30, 2024. 3) Howden amortization includes amortization expense related to acquired intangible assets of $46.9, $46.2 and $46.6 for the three months ended June 30, 2024, June 30, 2023 and March 31, 2024, respectively, and $93.5 for the six months ended June 30, 2024. 4) Includes restructuring costs of $4.3, $5.4, and $5.1 for the three months ended June 30, 2024, June 30, 2023 and March 31, 2024, respectively, and $9.4 for the six months ended June 30, 2024. Restructuring charges in Q2 2024 primarily related to the restructuring of our Asia Pacific region into our Middle East & Africa region (AIMA). 5) Other one-time items include asset impairments resulting from integrating Howden and Chart systems and a one-time adjustment related to a 2022 settlement of $2.0 for both three and six months ended June 30, 2024.

Adjusted earnings per common share attributable to Chart Industries, Inc. is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to earnings per share in accordance with U.S. GAAP. Management believes that adjusted earnings per common share attributable to Chart Industries, Inc. facilitate useful period-to-period comparisons of our financial results and this information is used by us in evaluating internal performance. Our calculation of these non-GAAP measures may not be comparable to the calculations of similarly titled measures reported by other companies. Prior to the second quarter of 2024, the impacts of the mandatory convertible preferred stock dividend were excluded from adjusted earnings per common share attributable to Chart Industries, Inc. (non-GAAP). The impacts are now included in adjusted earnings per common share attributable to Chart Industries, Inc. (non-GAAP) and historical periods have been restated to reflect the change in treatment.

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© 2024 Chart Industries, Inc. Confidential and Proprietary 31 Pro Forma Adjusted EPS Reconciliation Table $ millions, except per share Q2 2024 Q2 2023 Net income (loss) attributable to Chart Industries, Inc. $58.6 $9.1 Less: (Loss) income from discontinued operations, net of tax (0.2) 2.5 Income from continuing operations 58.8 6.6 Less: Mandatory convertible preferred stock dividend 6.8 6.9 Reported income (loss) from continuing operations attributable to Chart 52.0 (0.3) Less: Net Income from American Fan, Cofimco and Cryo Diffusion (divested in fourth quarter 2023) _ 5.3 Pro forma reported income (loss) from continuing operations attributable to Chart $52.0 ($5.6) Pro forma earnings (loss) per common share attributable to Chart Industries, Inc. cont. operations 1.10 (0.12) Unrealized loss on investments in equity securities and loss from strategic equity method investments (1) 0.05 0.10 Deal related and integration costs (2) 0.15 0.16 Howden amortization (3) 1.00 0.99 Restructuring & related costs (4) 0.09 0.13 Other one-time items (5) 0.04 - Tax effects (0.25) (0.33) Adjusted earnings per common share attributable to Chart Industries, Inc. (non-GAAP) 2.18 0.93 Share Count 47.25 46.45 Pro forma “PF” includes Howden, excluding Roots , and excludes results of American Fan, Cofimco, and Cryo Diffusion. For footnote 1-5 reference slide 30 (“Adjusted EPS Reconciliation Table”) Adjusted diluted EPS is a non-GAAP measure and should not be considered as an alternative to diluted EPS in accordance with U.S. GAAP

Second Quarter 2024 Adjusted EBITDA

$ millions Consolidated	Q2 2024	Q2 2023	Q1 2024
Net income from continuing operations	**63.1**	**9.6**	**16.8**
Income tax expense	15.5	2.4	8.8
Interest expense, net	84.3	83.9	83.8
Loss on extinguishment of debt	0.7	-	-
Depreciation and amortization	66.0	62.9	65.9
EBITDA (non-GAAP)	**229.6**	**158.8**	**175.3**
Non-recurring costs (1)	21.2	29.3	26.6
Employee share-based compensation expense	4.1	2.6	6.0
Unrealized loss on investments in equity securities and loss from strategic equity method investments (2)	2.4	4.6	4.3
Adjusted EBITDA (non-GAAP)	**257.3**	**195.3**	**212.2**

1) Includes $7.4, $11.3, and $6.5 deal & integration costs, $0.0, $0.0, and $7.8 of divestment working capital charges related to fourth quarter 2023 divestitures, $4.3, $5.4, and $5.1 of restructuring costs, $7.5, $10.9, and $7.1 of step-up value amortization of inventory from the Howden acquisition, and $2.0, $1.7, and $0.1 of asset write-offs, impairments and other non-recurring charges for the three months ended June 30, 2024, June 30, 2023 and March 31, 2024, respectively. Includes $13.9 and $33.5 of deal & integration costs, $7.8 and $0.0 of divestment working capital settlement charges related to businesses divested in the fourth quarter of 2023, $9.4 and $7.0 of restructuring costs, $14.6 and $10.9 of step-up value amortization of inventory from the Howden acquisition, and $2.0 and $3.9 of impairments and a one time adjustment related to a 2022 settlement for the six months ended June 30, 2024 and June 30, 2023, respectively. 2) Includes the mark-to-market of our inorganic investments in McPhy, Stabilis and certain of our minority investments as well as losses from strategic equity method investments.$2.4, $4.6, and $4.3 for the three months ended June 30, 2024, June 30, 2023 and March 31, 2024, respectively, and $6.7 and $6.6 for the six months ended June 30, 2024 and June 30, 2023, respectively. EBITDA and Adjusted EBITDA are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income (loss) from continuing operations in accordance with U.S. GAAP. Management believes that EBITDA and Adjusted EBITDA facilitate useful period-to-period comparisons of our financial results and this information is used by us in evaluating internal performance. Our calculation of these non-GAAP measures may not be comparable to the calculations of similarly titled measures reported by other companies.

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© 2024 Chart Industries, Inc. Confidential and Proprietary 33 Free Cash Flow and Pro Forma1 Free Cash Flow Reconciliation Table 1. Free cash flow is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. Management believes that free cash flow facilitates useful period-to-period comparisons of our financial results and this information is used by us in evaluating internal performance. Our calculation of this non-GAAP measure may not be comparable to the calculations of similarly titled measures reported by other companies. $ millions Q2 2024 Q2 2023 Net cash provided by (used in) operating activities from continuing operations 116.1 96.8 Capital Expenditures (28.1) (20.9) Free Cash Flow1 from continuing operations (non-GAAP) 88.0 75.9 Less: FCF from American Fan, Cofimco and Cryo Diffusion (divested in fourth quarter 2023) - 5.9 Pro forma Free Cash Flow from continuing operations (non-GAAP) 88.0 70.0

© 2024 Chart Industries, Inc. Confidential and Proprietary 34 Segment Pro Forma1 Reconciliation Three Months Ended June 30, 2023 $millions Cryo Tank Solutions Heat Transfer Systems Specialty Products Repair, Service & Leasing Intersegment Eliminations Corporate Consolidated Orders $155.0 $302.2 $293.2 $319.7 ($7.0) - $1,063.1 Howden standalone sales, net of Roots, American Fan, Cofimco and Cryo Diffusion divestiture impacts ($2.9) ($4.7) ($7.6) ($8.7) - $0.0 ($23.9) Pro forma orders $152.1 $297.5 $285.6 $311.0 ($7.0) $0.0 $1,039.2 Sales $152.7 $236.0 $236.7 $298.7 ($16.0) $0.0 $908.1 Howden standalone sales, net of Roots, American Fan, Cofimco and Cryo Diffusion divestiture impacts ($5.5) ($7.0) ($6.9) ($13.1) - - ($32.5) Pro forma sales $147.2 $229.0 $229.8 $285.6 ($16.0) $0.0 $875.6 Gross Profit $28.8 $67.3 $61.0 $123.5 $0.0 $0.0 $280.6 Howden standalone sales, net of Roots, American Fan, Cofimco and Cryo Diffusion divestiture impacts ($1.6) ($2.1) ($3.9) ($3.9) - - ($11.5) Pro forma Gross Profit $27.2 $65.2 $57.1 $119.6 $0.0 $0.0 $269.1 Pro forma Gross Profit % 18.5% 28.5% 24.8% 41.9% 0.0% 30.7% 1. Pro forma “PF” includes Howden, excluding Roots , and excludes results of American Fan, Cofimco, and Cryo Diffusion. The pro forma results are included in the appendix.

© 2024 Chart Industries, Inc. Confidential and Proprietary 35 Q2 2023 Pro Forma Reconciliation Table $millions Adjusted EBITDA (non-GAAP) 195.3 Less: EBITDA from American Fan (divested in Q4 2023) 4.4 Less: EBITDA from Cofimco (divested in Q4 2023) 4.0 Less: EBITDA from Cryo Diffusion (divested Q4 2023) (0.6) Pro forma adjusted EBITDA (non-GAAP) 187.5 Pro forma adjusted EBITDA margin 21% Operating Income 95.7 Less: Operating income from American Fan (divested in Q4 2023) 4.3 Less: Operating income from American Fan (divested in Q4 2023) 3.4 Less: Operating loss from Cryo Diffusion (divested Q4 2023) (0.7) Pro forma operating income (non-GAAP) 88.7 Pro forma operating income margin 0.0 Restructuring related, deal-related, integration and other one time costs 58.7 Pro forma adjusted operating income (non-GAAP) 147.4 Pro forma adjusted operating income margin 16.8% $millions Orders 1,063.1 Less: Orders from American Fan (divested in Q4 2023) 14.3 Less: Orders from Cofimco (divested in Q4 2023) 8.6 Less: Orders from Cryo Diffusion (divested Q4 2023) 1.0 Pro forma orders (non-GAAP) 1,039.2 Sales 908.1 Less: Sales from American Fan (divested in Q4 2023) 19.5 Less: Sales from Cofimco (divested in Q4 2023) 10.9 Less: Sales from Cryo Diffusion (divested Q4 2023) 2.1 Pro forma sales (non-GAAP) 875.6 Gross Profit 280.6 Less: Gross profit from American Fan (divested in Q4 2023) 6.2 Less: Gross profit from Cofimco (divested in Q4 2023) 5.1 Less: Gross profit from Cryo Diffusion (divested Q4 2023) 0.2 Pro forma gross profit (non-GAAP) 269.1 Pro forma gross profit margin 30.7% 1. EBITDA, Adjusted EBITDA, and Free Cash Flow are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP (as is the case with EBITDA and adjusted EBITDA) and cashflows from operations in accordance with U.S. GAAP (as is the case with free cash flow). Management believes that EBITDA, Adjusted EBITDA, and Free Cash Flow facilitate useful period-to-period comparisons of financial results and the info mation is used by us in evaluating our internal performance.